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                                                                        EXHIBIT
23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this Amendment No. 1 to Registration Statement No. 333-33499 on Form S-4, dated October 1, 1997, of our report dated January 30, 1997, on our audits of the financial statements of Igaras Papeis e Embalagens S.A. We also consent to the reference to our firm under the caption "Experts."


                                          COOPERS & LYBRAND BIEDERMANN, BORDASCH

Sao Paulo, Brazil


October 1, 1997